Texas Mineral Resources Corp. 8-K

Exhibit 99.1

USA Rare Earth to Acquire Texas Mineral Resources Corporation

Transaction Establishes USAR as Exclusive Operator of the Round Top Heavy Rare Earth and Critical Minerals Project

Round Top is North America’s Richest Known Deposit of Heavy Rare Earths and Critical Minerals

STILLWATER, OK, March 5, 2026 – USA Rare Earth, Inc. (Nasdaq: USAR) (“USAR”) and Texas Mineral Resources Corp. (OTCQB: TMRC) (“TMRC”) today announced a definitive agreement for USAR to acquire all of the outstanding shares of TMRC for 3,823,328 shares of USAR common stock.

The acquisition secures outstanding minority interests, establishing USAR as the sole operator and 100% economic beneficiary of the Round Top Project. This strategic transaction streamlines USAR’s operations as it builds a global champion in critical minerals and technology. USAR is developing the leading globally integrated mine to magnet platform, which is a U.S.-anchored, non-China value chain essential for the modern defense, robotics, energy, semiconductor and advanced manufacturing industries.

The implied total deal value is approximately $73 million, based on the closing price of USAR’s common stock on March 4, 2026, and provides TMRC stockholders with the benefits of USAR’s enhanced capital markets presence, liquidity and balance sheet.

Under its Accelerated Mining Plan (“AMP”), USAR is rapidly advancing the development of Round Top, with commercial production expected to begin in 2028. Acquiring TMRC’s 18.6% interest in the project – along with rights under existing long-term leases covering approximately 950 acres at Round Top and prospecting rights on an additional 9,345 acres – simplifies governance, unifies strategic decision-making, and aligns capital planning and execution under a single operator. Under the AMP, USAR expects that by 2030, it will extract from Round Top approximately 40,000 metric tons per day of rare earth and critical mineral feedstock.

Located on Texas state land, Round Top is a critical piece of USAR’s globally integrated non-China mine to magnet value chain, which will include rare earth oxide processing, metal making, and magnet manufacturing. It is operated under a long-term lease with the Texas General Land Office. Proceeds from the lease support the Texas Permanent School Fund and public education across the state.

In January 2026, USAR selected Fluor Corp., together with WSP Global Inc., as its Engineering, Procurement and Construction Management (EPCM) partners to advance the Definitive Feasibility Study and build-out of critical mining infrastructure, including water, processing support, and environmental systems.

“This acquisition secures a vital pillar in our strategy to build the world’s leading globally integrated, non-China critical mineral technology platform,” said Barbara Humpton, CEO of USAR. “We’re consolidating operational control of the Round Top project while ensuring long-term leasehold access for the adjacent land required to transition efficiently from development to commercial production. We appreciate the continued support of Texas General Land Office Commissioner, Dr. Dawn Buckingham, and her team for our development of a mine at Round Top. This acquisition strengthens our ability to execute our Accelerated Mining Plan by providing full access to the land required to help meet the strong and growing demand for heavy rare earths and critical minerals.”

“TMRC has long recognized the strategic importance of the Round Top deposit and its role in strengthening the domestic supply chain for heavy rare earths and critical minerals,” said Anthony Marchese, Chairman of TMRC. “We believe this transaction positions the project for successful commercial advancement while delivering meaningful value to TMRC stockholders without the potentially crippling dilution as a result of large cash calls. TMRC’s shareholders will now benefit from USAR’s three business segments that represent a true mine to magnets strategy as opposed to being invested solely in the development of the Round Top heavy rare earth project.”

Dr. Dawn Buckingham, Commissioner of the Texas General Land Office noted: “Round Top is one of the most strategically important mineral deposits in the United States, and it sits right here on Texas state land. This acquisition puts a well-capitalized, American-owned company in full control of developing the largest heavy rare earth deposit in the country. That means good-paying jobs for West Texans, critical royalty revenue for our Permanent School Fund, and a major step toward ending America’s dangerous dependence on China for the minerals that power our national defense. Texas is proud to be leading the way.”

The transaction has been approved by the boards of directors of both companies and is expected to close no later than the third calendar quarter of 2026, subject to the satisfaction of customary closing conditions, including approval of the stockholders of TMRC.

All directors and executive officers of TMRC have entered into voting support agreements with USAR pursuant to which they have agreed, subject to the terms of such agreements, to vote their shares of TMRC common stock in favor of the transaction.

Moelis & Company LLC acted as financial advisor and White & Case LLP acted as legal advisor for USAR. Roth Capital Partners LLC acted as financial advisor and Loeb & Loeb LLP acted as legal advisor to TMRC.

About USA Rare Earth

USAR is building a fully integrated rare earth and permanent magnet supply chain across the United States, United Kingdom, and Europe. Through its ownership of Less Common Metals Ltd. (LCM), one of the world's leading producers of rare earth metals and alloys, and its development of magnet manufacturing capacity in Stillwater, Oklahoma, USAR operates across the entire value chain from heavy rare earth processing to metal-making, alloy production, and neodymium magnet manufacturing. By combining domestic feedstock from the Round Top deposit with advanced processing technologies, recycling capabilities, and a growing European industrial footprint, USAR is establishing a secure, sustainable, Western-aligned supply of materials essential to defense, robotics, semiconductors, electrification, and advanced manufacturing industries.

About Texas Mineral Resources Corp.

TMRC’s primary focus is to pursue the development and commercialization, along with our joint venture operating partner, of the Round Top heavy rare earth, technology metals, and industrial minerals project located in Hudspeth County, Texas, eighty-five miles southeast of El Paso, in which TMRC currently owns an 18.6% interest. Additionally, the Company is pursuing other potential domestic mining opportunities, primarily gold and silver. The Company’s common stock trades on the OTCQB U.S. tier under the symbol “TMRC.”

Forward-Looking Statements

Certain matters discussed in this press release are or contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements, which involve risks and uncertainties may include statements relating to the proposed transaction involving USAR and TMRC and its expected benefits, including the expected timing and likelihood of completion of the proposed transaction; USAR’s investment plans, including the development of the Round Top deposit, development and expansion of processing and separation facilities, development and expansion of metal-making and strip-casting facilities, and development and expansion of the magnet manufacturing facility, including the timing, cost, production capacities, and estimated outputs of each facility; and projected operating results and performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as "anticipate", "believe", "can", "continue", "could", "estimate", "expect", "forecast", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "seek", "should", "strive", "target", "will", "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited to: (1) an event, change or other circumstance could give rise to the termination of the proposed transaction; (2) a condition to closing of the proposed transaction may not be satisfied, including the risk that the approval of TMRC’s stockholders for the proposed transaction is not obtained; (3) delays in completing the proposed transaction; (4) the benefits from the proposed transaction may not be fully realized or may take longer to realize than expected; (5) any announcement relating to the proposed transaction could have an adverse effect on the market price of USAR’s and/or TMRC’s common stock; (6) litigation related to the proposed transaction; (7) the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; (8) adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (9) USAR’s expected partnership with the U.S. government may not be completed on the expected terms, or at all; (10) USAR may not be able to execute its business plan, including development of the Round Top deposit and its other projects; (11) risks related to the timing and achievement of the expected business milestones, including those of USAR’s expected U.S. government partnership, including with respect to the development, commercialization, commissioning and expansion of the Round Top deposit, processing and separation facilities, metal-making and strip-casting facilities, and magnet manufacturing facilities; (12) the expected partnership with the U.S. government, which will be funded in phases over time subject to USAR achieving milestones and other uncertainties, may ultimately result in less proceeds to USAR than anticipated; (13) USAR’s ability to obtain additional or replacement financing, as needed; (14) the significant long-term and inherently risky investments that USAR is making in mining and manufacturing facilities may not realize a favorable return; (15) other businesses that USAR has acquired or may acquire may not be integrated successfully, or that the integration may be more costly or difficult than expected; (16) the benefits from any of the transactions that USAR has completed or is pursuing may not be fully realized or may take longer to realize than expected; (17) USAR’s ability to build and/or maintain relationships with customers and suppliers; (18) USAR’s ability to grow and manage growth properly; (19) USAR’s ability to attract and retain management and key employees; (20) competition in the feedstock, metal making and magnet manufacturing industries; (21) the risk that the Round Top Deposit might not be able to be commercially mined and the ongoing exploration programs may not result in the development of profitable commercial mining operations; (22) the uncertainty in any mineral estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions; (23) the costs of production, capital expenditures and requirements for additional capital, including the need to raise additional capital to implement USAR’s strategic plan and access the financing from the expected U.S. government partnership; (24) the timing of future cash flow provided by operating activities, if any; and (25) substantial doubt regarding USAR’s ability to continue as a going concern for the twelve months following the issuance of its Condensed Consolidated Financial Statements for the quarter ended September 30, 2025, and TMRC’s ability to continue as a going concern for the twelve months following the issuance of its Condensed Consolidated Financial Statements for the quarter ended November 30, 2025. Detailed information regarding factors that may cause actual results to differ materially has been and will be included in each of USAR’s and TMRC’s filings with the SEC, including their most recent Annual Reports on Form 10-K filed with the SEC, their latest Quarterly Reports on Form 10-Q filed with the SEC, and USAR’s Current Report on Form 8-K that the Company filed with the SEC on January 26, 2026. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. Any forward-looking statements speak only as of their date, and neither USAR nor TMRC undertakes any obligation to update any forward-looking statements to reflect events or circumstances occurring after their date or to reflect the occurrence of unanticipated events.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, USAR intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as amended, the “Registration Statement”) which will include (i) a prospectus of USAR for the issuance of USAR common stock in the proposed transaction and (ii) a proxy statement of TMRC to be distributed to TMRC’s stockholders in connection with TMRC’s solicitation of proxies for the vote by its stockholders with respect to the proposed transaction and other matters described in the Registration Statement (together with any amendments or supplements thereto, the “joint proxy statement/prospectus”). Each of USAR and TMRC also plan to file with or furnish to the SEC other relevant documents regarding the proposed transaction. After the Registration Statement has been declared effective, the definitive joint proxy statement/prospectus will be mailed to stockholders of TMRC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about USAR, TMRC and the proposed transaction, once such documents are filed with or furnished to the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by USAR will be available free of charge on USAR’s website at investors.usare.com or by contacting USAR’s Investor Relations department by email at IR@usare.com. Copies of the documents filed with or furnished to the SEC by TMRC will be available free of charge on TMRC’s website at tmrcorp.com/investors or by contacting TMRC via email at amarchese@tmrcorp.com. The information included on, or accessible through, USAR or TMRC’s website is not incorporated by reference into this communication.

Participants in the Solicitation

USAR, TMRC and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.

Information about the directors and executive officers of USAR, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the sections entitled “Management” and “Beneficial Ownership of Securities” of USAR’s final prospectus dated February 11, 2026, filed with the SEC on February 12, 2026, and which is available free of charge at the SEC’s website at www.sec.gov, and at the following URL: https://www.sec.gov/Archives/edgar/data/1970622/000121390026015109/ea0269018-03.htm#T99111. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Information about the directors and executive officers of TMRC, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in Part III of TMRC’s Annual Report on Form 10-K for the year ended August 31, 2025, filed with the SEC on November 28, 2025, as amended on December 23, 2025, and which is available free of charge at the SEC’s website at www.sec.gov, and at the following URL: https://www.sec.gov/Archives/edgar/data/1445942/000199937125021159/tmrc-10ka_083125.htm#tmrc10kaa001. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval on the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

USAR Investor Contact:

J.B. Lowe

Vice President of Investor Relations

IR@usare.com

USAR Media Relations Contact:

Teneo

USARareEarth@teneo.com

TMRC Investor Contact:

Anthony Marchese, Chairman

amarchese@tmrcorp.com